This form may be used to withdraw Shares that you have tendered to UPR. If you would like a copy of Pennzoil Company's Schedule 14D-9, have any questions or need assistance in withdrawing a tender, please call D.F. King & Co., Inc. toll-free at 1-800-735-3591.


                              Notice of Withdrawal
                                       of
                             Shares of Common Stock
           (Including the Associated Preferred Stock Purchase Rights)
                                       of
                                PENNZOIL COMPANY
                              Tendered Pursuant to
                   the Offer to Purchase dated June 23, 1997
                                       by
                             RESOURCES NEWCO, INC.,
                          A WHOLLY OWNED SUBSIDIARY OF

                       UNION PACIFIC RESOURCES GROUP INC.


Ladies and Gentlemen:


     The undersigned hereby withdraws the shares of Common Stock, par value $0.83 1/3 per share (the "Shares"), including the associated Preferred Stock Purchase Rights (the "Rights"), of Pennzoil Company, a Delaware corporation, described below.


     All references to the Shares include the associated Rights, unless the context otherwise requires.

                              THE BANK OF NEW YORK

           By Mail:                 Facsimile Transmission:
 Tender & Exchange Department           (212) 815-6213           By Hand or Overnight Courier:
        P.O. Box 11248            (For Eligible Institutions     Tender & Exchange Department
                                             Only)
     Church Street Station                                        Receive and Deliver Window
      New York, New York             Confirm by Telephone             101 Barclay Street
          10286-1248                    (800) 507-9357             New York, New York 10286

                        DESCRIPTION OF SHARES WITHDRAWN

Name(s) of tendering stockholder(s)
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Name(s) of registered holder(s) (if different)
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Number of Shares withdrawn
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                    FURTHER DESCRIPTION OF SHARES WITHDRAWN
     (to be completed only if certificates have been delivered or otherwise identified to the Bank of New York or tendered by book-entry transfer)

Certificate Number(s)*
--------------------------------------------------------------------------------

If applicable, DTC or PHDTC account number
--------------------------------------------------------------------------------

Name of DTC or PHDTC account
--------------------------------------------------------------------------------


                 (MUST BE SIGNED AND COMPLETED ON REVERSE SIDE)



*CALL D.F. KING & CO., INC. AT 1-800-735-3591 FOR ASSISTANCE IF YOU DO NOT HAVE
                          YOUR CERTIFICATE NUMBER(S).

                             STOCKHOLDER SIGN HERE

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents previously transmitted or transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title of such person.)

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--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Dated:
------------------------------------------------
Name(s)
--------------------------------------------------------------------------------
                                  Please Print

--------------------------------------------------------------------------------

Capacity (full title)
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                                                            (Including Zip Code)

(Area Code and Tel. No.)
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                              SIGNATURE GUARANTEE
     (required if certificates have been delivered or otherwise identified to The Bank of New York, unless the Shares have been tendered by an
                             Eligible Institution)

Authorized Signature
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Name
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Title
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Address
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
(Area Code and Tel. No.)
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Dated:
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